                                                                  EXHIBIT 1.1

                                ULTRAK, INC.

                              2,600,000 Shares
                                     of
                                Common Stock



                           UNDERWRITING AGREEMENT


                             [October   , 1996]
                                      --



J.C. BRADFORD & CO.
HOAK BREEDLOVE WESNESKI & CO.
As Representatives of the Several Underwriters
c/o J.C. Bradford & Co.
J.C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201

Ladies and Gentlemen:

       Ultrak, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company identified on Schedule I hereto (the "Selling Stockholders") propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), 2,507,540 and 92,460 shares, respectively (the "Firm Shares"), of common stock, par value $.01 per share ("Common Stock"), of the Company. The 2,600,000 shares of Common Stock are referred to herein as the "Firm Shares." The Company proposes to grant to the Underwriters an option to purchase up to 390,000 additional shares of Common Stock (the "Option Shares"), as provided for in Section 3 of this Agreement solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. The Underwriters, severally and not jointly, are willing to purchase the Firm Shares set forth opposite their respective names on Schedule II hereto and their pro rata share of the Option Shares in the event the Representatives elect to exercise the over-allotment option in whole or in part. The Firm Shares and the Option Shares purchasable pursuant to this Agreement are collectively referred to herein as the "Shares."
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       1.     Representations and Warranties of the Company.  The Company
represents and warrants to, and agrees with, each of the Underwriters that:

              (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (Registration No. 333-_____), including the related preliminary prospectus relating to the Shares, and has filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A and Rule 434 under the Securities Act, as amended at the time when it shall become effective, and any Registration Statement filed pursuant to Rule 462(b) under the Securities Act (a "Rule 462(b) Registration Statement") are herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A or Rule 434 of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

              (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the last two paragraphs on page two and in the first, third, fourth and eighth paragraphs under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities

       Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the last two paragraphs on page two and in the first, third, fourth and eighth paragraphs under the caption "Underwriting" in the Final Prospectus).

              (c) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture, or partnership in which the Company or any subsidiary of the Company has 50% or greater ownership interest) is duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other, as the case may be) to own its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions wherein the nature of its business or the character of property owned or leased may require it to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, except where the failure to do so could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole. Each of the Company's subsidiaries, other than Maxpro Systems Pty. Ltd. ("Maxpro") and Groupe Bisset, s.a. ("Bisset"), is set forth on Exhibit 21.1 to the Company's Form 10-K for the year ended December 31, 1995.

              (d) The capitalization of the Company as of September 30, 1996 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. Upon the effective date of the offering of the Shares, there will be no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or any agreement or





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       other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Except as disclosed in the Effective Prospectus and the Final Prospectus, and except for registration rights held by Petrus Fund, L.P. with respect to 92,460 shares of Common Stock in the aggregate, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder by the Company, free and clear of all liens, claims, encumbrances, security interests, restrictions, stockholders' agreements, voting trusts or other claims of third parties whatsoever.

              (e) As of the date hereof, all of the outstanding shares of capital stock or equity interests of the Company's subsidiaries are owned by the Company, directly or indirectly through another subsidiary, free and clear of all liens, claims, encumbrances, security interests, restrictions, stockholder agreements, voting trusts or other claims of third parties. There are no preemptive rights or other rights to subscribe for or purchase, or any restriction upon the transfer of any shares of capital stock of the Company's subsidiaries pursuant to any subsidiary's charter, bylaws, or other governing documents or any agreement or other instruments to which such subsidiary is a party.

              (f) All offers and sales by the Company of its securities prior to the date hereof were at all relevant times made pursuant to an effective registration statement under and in compliance with the registration requirements of the Securities Act, or at all relevant times were exempt from the registration requirements of the Securities Act and were the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

              (g) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent rights to indemnity hereunder may be limited by federal or state laws or the public policy underlying such laws. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares to be sold by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan





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       agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their properties is subject, the Certificate of Incorporation or bylaws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or any of their properties. The Company is not in violation of its Certificate of Incorporation or bylaws or any law, administrative rule or regulation or arbitrator's or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound, other than violations and defaults which could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

              (h) The consolidated financial statements and the related notes of the Company, Diamond Electronics, Inc. ("Diamond"), Maxpro and Bisset incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company, Diamond, Maxpro and Bisset at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial Data," "Selected Pro Forma Condensed Consolidated Operating Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Principal and Selling Stockholders" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Grant Thornton LLP, Grant Thornton, chartered accountants (Perth, Australia), KPMG, chartered accountants (Perth, Australia) and Norman, Jones, Enlow & Co., whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

              (i) Subsequent to September 30, 1996, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its or their business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests,





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       joint venture interests, long-term debt, obligations under capital leases or short-term borrowings of the Company, other than in the ordinary course of business, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

              (j) Except as described in the Effective Prospectus and the Final Prospectus, there is no pending, or to the knowledge of the Company, threatened action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries or any of the Company's officers or directors is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or could have a material adverse effect on the business condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

              (k) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

              (l) Except as described in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries have good title to all real and material personal property owned by them, free and clear of all liens, claims, charges, encumbrances or defects except those reflected in the financial statements hereinabove described or those which could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus that are leased from others by the Company or its subsidiaries are held under valid, subsisting and enforceable leases. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.

              (m) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.





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
              (n) The Company and each of its subsidiaries have filed all federal, state and local income, excise and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any of its subsidiaries have knowledge of any tax deficiency which is likely to be asserted against the Company or any of its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

              (o) The Company and each of its subsidiaries operate their businesses in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and each of its subsidiaries have all material licenses, approvals or consents to operate their businesses in all locations in which such businesses are currently being operated, and neither the Company nor any of its subsidiaries is aware of any existing or imminent matter that may materially adversely impact any of their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. No director, officer, or to the Company's knowledge, agent or employee of the Company or any of its subsidiaries, any other person associated with or acting for or on behalf of the Company or any of its subsidiaries, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless of form, whether in money, property, or services (x) to obtain favorable treatment in securing business, (y) to pay for favorable treatment for business obtained, or (z) to obtain special concessions or for special concessions already obtained for or in respect of the Company.

              (p) Neither the Company nor any of its subsidiaries has failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order where the failure to file the same would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on their respective abilities to conduct business in any state; all such filings or submissions were in material compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries has failed to maintain in full force and effect any material license or permit necessary or proper for the conduct of their respective businesses, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not pending any change under any law, regulation, license or permit which could materially adversely affect any of their respective businesses, operations, properties or business prospects. Neither the Company nor any of its subsidiaries has received any notice of violation of or been threatened with a charge of violating and are not, to the best of their knowledge, under investigation with respect to a possible violation of any provision of any law, regulation or order.





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
              (q) Except as disclosed in the Effective Prospectus and the Final Prospectus, no labor dispute exists with the Company's or any of its subsidiaries' employees or is imminent which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is aware of any existing or imminent labor disturbance by any of their employees which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operation of the Company and its subsidiaries, taken as a whole.

              (r) Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company owns or possesses, or can acquire on reasonable terms, the patents, licenses, copyrights, trademarks, service marks and trade names presently employed by it in connection with the businesses now operated by it, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

              (s) Neither the Company nor any of the directors, officers, or to the Company's knowledge, employees or agents of the Company, have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

              (t) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of its or their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which could reasonably be expected to require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the business, condition (financial or otherwise), prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings or releases which would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a material adverse





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
       effect on the business, condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and the term "hazardous substances" shall have the meaning specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management believes is appropriate to the business of the Company and its subsidiaries; all such policies of insurance insuring the Company and its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

              (v) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

              (w) The Shares have been duly authorized for quotation on The NASDAQ Stock Market's National Market, subject to notice of issuance.

       2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to each Underwriter and agrees as follows that:

              (a) Such Selling Stockholder at the First Closing Date (as defined herein) will have valid and marketable title to the Shares set forth in Schedule I to be sold by such Selling Stockholder, free and clear of any liens, claims, encumbrances or equities (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, valid and marketable title thereto, free and clear of any liens, claims, encumbrances or equities, will be transferred to the Underwriters.

              (b) Such Selling Stockholder has duly executed and delivered the Custody Agreement and Power of Attorney in the form previously delivered to the Representatives, appointing George K. Broady and Tim D. Torno, and each of them as each Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") and as custodian (the "Custodian"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Stockholder, to deliver the Shares to be sold by such Selling Stockholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement. If the Selling Stockholder's shares are issuable pursuant to a warrant agreement, the Selling





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
       Stockholder has delivered to the Custodian the original warrant agreement, and the Attorney-in-Fact is authorized to exercise the warrant on behalf of the Selling Stockholder subject to the terms of the Custody Agreement and Power of Attorney in order to deliver the Shares to be sold by such Selling Stockholder hereunder. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Stockholder hereunder have been (or if issuable pursuant to a warrant agreement, will be) deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder agrees that the shares of Common Stock underlying a warrant agreement and to be sold hereunder or represented by the certificates on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement. If such Selling Stockholder should die or become incapacitated or if any other event should occur, before the delivery of the Shares of such Selling Stockholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian or the Attorney-in-Fact shall have received notice thereof.

              (c) Such Selling Stockholder, acting through his duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement and the Custody Agreement and Power of Attorney; this Agreement constitutes a legal, valid and binding obligation of such Selling Stockholder, all authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement and Power of Attorney on behalf of such Selling Stockholder and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder have been given, except as may be required by the Securities Act or state securities laws; and such Selling Stockholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

              (d) The performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by such Selling Stockholder will not result in a breach or violation of, or conflict with, any of the terms of provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder or any of his or its properties is bound, or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of his or its properties.

              (e) Such Selling Stockholder has not distributed nor, other than as permitted by the Securities Act and the Rules and Regulations, will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

              (f) For a period of 90 days from the effective date of the Registration Statement, such Selling Stockholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, other than to the Underwriters pursuant to this Agreement, without the prior written consent of the Representatives.

              (g) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, including the Preliminary Prospectus, such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 of this Agreement are not true and correct. Such Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus contained therein. Such Selling Stockholder has no knowledge of any untrue statement of a material fact regarding such Selling Stockholder or any omission of a material fact regarding such Selling Stockholder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder's knowledge of any material non-public information concerning the Company or any of its subsidiaries.

              (h)    At the time the Registration Statement becomes effective
       (i) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Effective Prospectus and Final Prospectus as specifically refer to such Selling Stockholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (i) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Stockholder, and the consummation by him of the transactions herein contemplated (other than as required by the Securities Act, state securities laws and the NASD).

              (j) Any certificates signed by or on behalf of such Selling Stockholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

              (k) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

              (l) Such Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

       3.     Purchase, Sale and Delivery of the Shares.

              (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, as provided in the introductory paragraph, to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $__.___ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 9 hereof.

              (b) The Company also grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time (but only once) within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by the Representatives giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to issue and sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in
       Schedule II hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

              (c) Certificates in definitive form for the Firm Shares that each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified, official bank or New York Clearing House funds check payable in next day funds to the order of the Company and the custodians for the Selling Stockholders at the offices of J.C. Bradford & Co. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or at such other time not later than the seventh full business day thereafter as the Representatives and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in Nashville, Tennessee or New York, New York, as may be designated by the Representatives, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that the Representatives may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

       4. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares that may be sold at the price and upon the terms set forth in the Final Prospectus.

       5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

              (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A and 434 of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The

       Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your opinion, based on the advice of your legal counsel, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, a Rule 462(b) Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by you after reasonable notice thereof. The Company shall advise you promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, a Rule 462(b) Registration Statement, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

              (b) The Company will take or cause to be taken, in cooperation with the Representatives and counsel to the Underwriters, all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Shares. The foregoing notwithstanding, the Company shall not be required to qualify as a foreign corporation or to take any action which would subject it to general service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

              (c) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

              (d) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any that are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

              (e) The Company will (i) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.

              (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act, as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

              (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus and will timely file reports on Form SR with the Commission in accordance with Rule 463 of the Securities Act or any successor provision.

              (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its Stockholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission, NASDAQ or any national securities exchange on which any class of securities of the Company may be listed.

              (i) The Company will, from time to time, after the effective date of the Registration Statement, file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

              (j) Except pursuant to this Agreement or with the prior written consent of the Representatives, for a period of 90 days from the effective date of the Registration Statement, the Company will not, and the Company has provided agreements executed by each of its executive officers and directors and certain beneficial owners of the Company's outstanding Common Stock as designated by the Representatives providing that for a period of 90 days from the effective date of the Registration Statement, such person or entity will not, directly or indirectly, offer for sale, sell, grant any options (other than pursuant to existing employee benefit plans and agreements, other existing compensation agreements and existing stock options), rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock.

              (k) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from you advising it as to the effect set forth above, prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

              (l) The Company will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

              (m) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 under the Securities Act by the earlier of (i) 10:00 p.m. Eastern Time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

       6. Expenses. The Company agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda and Agreements Among Underwriters, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) expenses of registration of the outstanding shares of Common Stock under the Exchange Act and inclusion for quotation of the outstanding shares of Common Stock on The NASDAQ Stock Market's National Market, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares,
(viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated by reason of (i) the termination of this Agreement by the Company pursuant to Section 13(a), or (ii) by reason of termination of this Agreement by the Underwriters pursuant to Sections 13(b)(ii) or because of any failure or refusal on the part of the Company or any Selling Stockholder to comply with the terms or fulfill any of the conditions of this Agreement. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may have for the sharing of such costs and expenses; provided, however, the Underwriters may deem the Company to be the primary obligor with respect to all costs, fees, and expenses to be paid hereunder by the Company and the Selling Stockholders. Neither the Company nor the Selling Stockholders shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

       7. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Firm Shares and Option Shares, shall be subject, in their reasonable discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of all of their covenants and agreements hereunder and to the following additional conditions:

              (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been made; if the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 9:00 p.m. Nashville time on the date hereof, and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2), or at such later time and date as may be approved by the Underwriters; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction; and the

       NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

              (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

              (c) The Representatives shall have received an opinion, dated the Closing Date, from Gardere & Wynne, L.L.P., counsel for the Company and the Selling Stockholders, to the effect that:

                            (i) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted. To the best knowledge of such counsel, the Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries, taken as a whole.

                            (ii)   Each of the Company's subsidiaries is
              validly existing under the laws of its jurisdiction of incorporation or organization, as applicable, with the corporate or partnership power and authority to own its properties and conduct its business as now conducted. The issued and outstanding shares of capital stock of the Company's corporate subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned beneficially and of record by the Company free and clear of liens, claims, encumbrances, security interests, voting trusts or other defects of title whatsoever, except as disclosed in the Effective Prospectus and the Final Prospectus. All interests in partnership subsidiaries of the Company are owned beneficially and of record by the Company free and clear of liens, claims, encumbrances, security interests, or other defects of title whatsoever, except as disclosed in the Effective Prospectus and the Final Prospectus. Each subsidiary of the Company is duly qualified to do business in all jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries, taken as a whole.

                            (iii) As of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the outstanding shares of the capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Certificate of Incorporation. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or any agreement or other instrument known to such counsel after reasonable investigation and inquiry to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, Stockholders agreements and voting trusts whatsoever. The capital stock of the Company and the Shares conform to the description thereof contained in the Final Prospectus. Since September 1991, when such counsel undertook representation of the Company, all offers and sales by the Company of the Company's securities at all relevant times were duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws.

                            (iv) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject and which is material to the Company, the Certificate of Incorporation or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or its properties.

                            (v) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally, and except as rights to indemnity may be limited by federal or state securities laws or the public policy underlying such laws.

                            (vi) Except as described in the Final Prospectus, there is not pending, or to the best knowledge of such counsel, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company and its subsidiaries, taken as a whole.

                            (vii) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument listed as an exhibit to the Registration Statement, or of the Certificate of Incorporation or bylaws of the Company.

                            (viii) The Registration Statement and all
              post-effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rules 424, 430A and 434 of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and there are no pending or (to the best knowledge of such counsel) threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required or any contracts or documents known to such counsel of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                            (ix) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940.

                            (x) This Agreement and the Custody Agreement and Power of Attorney have been duly authorized (in the case of corporate or partnership Selling Stockholders), executed and delivered by or on behalf of each of the Selling Stockholders and constitute valid and binding agreements of such Selling Stockholders in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights, and except as rights to indemnity may be limited by federal or state securities laws or the public policy underlying such laws.

                            (xi) No consent, approval, authorization or order of any regulatory, administrative or other governmental body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Stockholder hereunder, except which have been duly obtained and in full force and effect, such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters, as to which such counsel need express no opinion.

                            (xii) Each of the Selling Stockholders has the full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. To the best knowledge of such counsel, upon the delivery of a payment for the Shares to be sold by the Selling Stockholders pursuant to this Agreement as herein contemplated, and assuming each Underwriter takes delivery without knowledge of any adverse claims, such Underwriter will be a bona fide purchaser with respect to such Shares within the meaning of Article VIII of the UCC and will acquire all rights of the Selling Stockholder in such Shares, free and clear of all adverse claims.

       In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Underwriters and their counsel at which the contents of the Registration Statement, the Effective Prospectus and the Final Prospectus and related matters were discussed, that nothing has come to the attention of such counsel which leads them to believe that the

Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). In rendering such opinion, counsel may rely as to matters of fact, to the extent counsel deems proper, on certificates of responsible officers of the Company, the subsidiaries, the Selling Stockholders and public officials.

              (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Hughes & Luce, L.L.P., counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (e) The Representatives shall have received from Grant Thornton LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date (and, in the event of the Underwriters' exercise of the over-allotment option referred to in
       Section 3(b) hereof, a third letter dated and delivered on the Option Closing Date), in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Securities Act, the Exchange Act and the applicable Rules and Regulations, that the answer to Item 10 of Form S-3 set forth in the Registration Statement is correct insofar as it relates to them, and to the effect that:

                            (i) In their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles;

                            (ii) The unaudited selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY," "SELECTED CONSOLIDATED FINANCIAL DATA" AND "SELECTED PRO FORMA CONDENSED CONSOLIDATED OPERATING DATA" for each of the fiscal years ended December 31, 1993, 1994 and 1995, agrees with the corresponding amounts in the audited consolidated financial statements incorporated by reference in the Final Prospectus;

                            (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its consolidated subsidiaries, a reading of the minute books of the Company and its consolidated subsidiaries, inquiries of officials of the Company and its consolidated subsidiaries responsible for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                   (A)     The Company's unaudited consolidated
                     financial statements incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the published Rules and Regulations or are not presented in accordance with generally accepted accounting principles consistent with the basis for the corresponding amounts in the audited consolidated financial statements of the Company incorporated by reference into the Registration Statement;

                                   (B)     The amounts included in the
                     Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY," "SELECTED CONSOLIDATED FINANCIAL DATA" AND "SELECTED PRO FORMA CONDENSED CONSOLIDATED OPERATING DATA" for the nine months ended September 30, 1996 do not agree with the corresponding amounts in the unaudited financial statements of the Company and its consolidated subsidiaries for such period;

                                   (C)     At a specified date not more than
                     three days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in stockholders' equity or increase in long-term debt and capital lease obligations of the Company, in each case as compared with amounts shown in the latest balance sheets incorporated by reference in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                                   (D)     For the period from the closing date
                     of the latest consolidated statements of earnings included in the Effective Prospectus and the Final Prospectus to a specified date not more than three days prior to the date of delivery of such respective letter, there were any decreases in net sales or net earnings in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                            (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company or its consolidated subsidiaries, which appear in the Effective Prospectus and the Final Prospectus, and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company or its consolidated subsidiaries or to analyses and schedules prepared by the Company or its consolidated subsidiaries from their detailed accounting records.

                            (v) On the basis of a reading of the unaudited pro forma financial statements incorporated by reference in the Registration Statement and the unaudited pro forma condensed consolidated operating data for the year ended December 31, 1995 and the nine months ended September 30, 1996 included in the Preliminary Prospectus and the Final Prospectus, a reading of the minutebooks of the Company, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, they proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated operating data. In addition, nothing came to their attention that caused them to believe that the unaudited pro forma financial statements incorporated by reference in the Registration Statement or the condensed consolidated operating data included in the Preliminary Prospectus and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirement of Rule 11-02 of Regulation S-X, and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Grant Thornton LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in net sales or net earnings of the Company, in each case as compared with the corresponding period of the prior year.

              (f) The letters referred to in subparagraph (e) above shall include a statement with respect to Maxpro to the effect that:

                            (i) The selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY," SELECTED CONSOLIDATED FINANCIAL DATA" AND "SELECTED PRO FORMA CONDENSED CONSOLIDATED OPERATING DATA" was derived from the audited financial statements of Maxpro for the years ended June 30, 1995 and 1996 and Maxpro's general ledger;

                            (ii) The unaudited selected financial information of Maxpro included in the Preliminary Prospectus and the Final Prospectus under the caption "SELECTED PRO FORMA CONDENSED CONSOLIDATED OPERATING DATA " for the fiscal year ended December 31, 1995, agrees with the corresponding amounts in Maxpro's audited financial statements incorporated by reference in the Final Prospectus or previously reported on by them;

                            (iii) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of Maxpro, which appear in the Effective Prospectus and the Final Prospectus, and have compared and agreed such amounts, percentages and financial information with the accounting records of Maxpro or to analyses and schedules prepared by Maxpro from its detailed accounting records.

       (g) At their discretion, the Representatives shall have received from Grant Thornton, chartered accountants (Perth, Australia) and KPMG, charter accountants (Perth, Australia), letters dated the date hereof and, at the Closing Date, letters dated the Closing Date (and, in the event of the Underwriters' exercise of the over- allotment option referred to in Section 3(b) hereof, letters dated and delivered on the Option Closing Date), in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information regarding Maxpro contained in the Registration Statement, for which comfort has not otherwise been obtained from Grant Thornton LLP.

       (h) There shall have been furnished to the Representatives a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                            (i) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                            (iii)  they have carefully examined the
              Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                            (iv) since the effective date of the Registration Statement, there has occurred no event (other than with respect to the information contained under the caption "Underwriting") required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

              (i) The representations and warranties of each Selling Stockholder in Section 2 of this Agreement shall be true and correct as of the Closing Date and such Selling Stockholders shall deliver to the Representatives a certificate to that effect, dated the Closing Date, signed by such Selling Stockholder or his or its duly appointed attorney-in-fact.

              (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company, which loss, interference, litigation or change, in your judgment shall render it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

              (k) The Shares have been duly authorized for quotation on The NASDAQ Stock Market's National Market, subject to notice of issuance.

       All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

       The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

       8.     Indemnification and Contribution.

              (a) Each of the Company and the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided by the Underwriters is the information included in the last paragraph on the cover page, the last two paragraphs on page two and in the first, third, fourth and eighth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus); and provided further, that the Company will not be liable in any case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder specifically for use therein; and provided further, that the Company and the Selling Stockholders will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus and if, such Underwriter previously having been furnished by or on behalf of the Company with copies of such document as so amended or supplemented, thereafter fails to deliver such document as so amended or supplemented, prior to or concurrently with the sale of the Shares to the person asserting such loss, claim, damage or liability who purchased the Shares which are the subject thereof from such Underwriter, provided that the Company delivered such documents, as amended or supplemented, to the Underwriters on a timely basis to permit such delivery. In no event, however, shall any Selling Stockholder be obligated to indemnify the Underwriters under this Section 8(a) in an amount exceeding the product of (i) the number of shares sold by such Selling Stockholder and
       (ii) the price
       per share paid to such Selling Stockholder by the Underwriters pursuant hereto. This indemnity agreement will be in addition to any liability that the Company or the Selling Stockholders may otherwise have.

              (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Selling Stockholders and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Selling Stockholders or Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the last two paragraphs on page two and in the first, third, fourth and eighth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

              (c)    Promptly after receipt by an indemnified party under this
       Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
       Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party.

       The indemnifying party will not, without prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, the Company, or the Selling Stockholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Stockholders shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Stockholders provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. No Selling Stockholder shall be obligated to make contribution hereunder which in the aggregate exceeds the product of (i) the number of shares sold by such Selling Stockholder and (ii) the price per share paid to such Selling Stockholder by the Underwriters pursuant hereto. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

       9. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule II hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

       10. Default by the Selling Stockholders. If the Selling Stockholders shall fail to sell and deliver the number of Firm Shares that the Selling Stockholders are obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Stockholders have defaulted, or (b) elect to purchase the Firm Shares and the Option Shares that the Company and the non-defaulting Selling Stockholders have agreed to sell pursuant to this Agreement. In the event of a default under this Section that does not result in the termination of this Agreement, either the Representatives or the Company shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Stockholder so defaulting from liability, if any, in respect of such default.

       11. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Selling Stockholders and the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Section 6 and Section 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

       12. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 6, 8, 10 and 11 hereof shall at all times be effective. For purposes of this Section 12, the Firm Shares shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

       13.    Termination.

              (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives at any time before it becomes effective in accordance with Section 12 hereof.

              (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 12 hereof; (ii) in the event that at or prior to the First Closing Date the Company or any Selling Stockholder shall have failed, refused or been unable to perform any agreement on the part of the Company or such Selling Stockholder to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

              (c) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

       14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J.C. Bradford & Co., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Kirk Lundblade, or if sent to the Company or the Selling Stockholders shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 1220 Champion Circle, Suite 100, Carrollton, Texas 75006,
Attention:  George Broady.

       15. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Stockholders and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company and the Selling Stockholders that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

       If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, each of the Selling Stockholders and each of the several Underwriters.

                                Very truly yours,

                                ULTRAK, INC.

                                By:
                                   ----------------------------------------
                                Title:
                                      -------------------------------------


                                SELLING STOCKHOLDERS


                                By:
                                   ----------------------------------------
                                   Attorney-in-Fact for each of the Selling
                                   Stockholders listed in Schedule I hereto



Confirmed and accepted as of the
date first above written.

J.C. BRADFORD & CO.
HOAK BREEDLOVE WESNESKI & CO.
  For themselves and as Representatives
  of the several Underwriters

J.C. BRADFORD & CO.


By:
   ---------------------------------------

Title:
      ------------------------------------

HOAK BREEDLOVE WESNESKI & CO.


By:
   ---------------------------------------

Title:
      ------------------------------------

                                  SCHEDULE II

                                  UNDERWRITERS

                                                         Number of Firm
                                                          Shares to Be
                                  Underwriter               Purchased
                -----------------------------------      ---------------
                J.C. Bradford & Co.
                Hoak Breedlove Wesneski & Co.
                TOTAL                                          2,600,000
                                                         ===============





SCHEDULE II

                                   SCHEDULE I

                              SELLING STOCKHOLDERS


                                                        Number of Firm
                             Name                      Shares to be Sold
                ---------------------------------      -----------------
                Petrus Fund, L.P.                          92,460
                                                           ------
                       TOTAL                               92,460
                                                       =================





SCHEDULE I